UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 3, 2011

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES

GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	Commission File Number	25-1435979
(state or other jurisdiction of incorporation or organization)	001-09718	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 1, 2011, The PNC Financial Services Group, Inc. (the “Corporation”) filed the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010 and posted that 2010 Form 10-K on its website at www.pnc.com/secfilings. On March 3, 2011, the Corporation posted its Chairman’s Letter to Shareholders together with the 2010 Form 10-K in the Investor Relations section of its website at www.pnc.com/investorrelations. A copy of this Chairman’s Letter to Shareholders is included in this Report as Exhibit 99.1 and is furnished herewith.

Cautionary Statement Regarding Forward-Looking Information

We make statements in this Report, including in Exhibit 99.1 hereto, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,” “project,” “goal” and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2010 Form 10-K, including in the Risk Factors and Risk Management sections of that report. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this Report or in our other filings with the SEC (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this Report as inactive textual references only. Information on these websites is not part of this Report.

•

Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:

•	Changes in interest rates and valuations in the debt, equity and other financial markets.

•	Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.

•	Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.

•	Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.

•	A slowing or failure of the moderate economic recovery that began in mid-2009 and continued throughout 2010.

•

Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations.

•	Changes in levels of unemployment.

•

Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.

•

Turbulence in significant portions of the US and global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

•

We will be impacted by the extensive reforms provided for in Dodd-Frank and ongoing reforms impacting the financial institutions industry generally. Further, as much of that Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.

•

Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.

•	Our results depend on our ability to manage current elevated levels of impaired assets.

•

Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic recovery that began in mid-2009 and continued throughout 2010 will slowly gather enough momentum in 2011 to lower the unemployment rate amidst continued low interest rates.

•

Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:

•	Changes resulting from legislative and regulatory responses to the current economic and financial industry environment.

•

Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation (such as those under the Dodd-Frank Act) as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.

•

Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.

•	The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.

•	Changes in accounting policies and principles.

•

Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular.

•	Changes to regulations governing bank capital, including as a result of the Dodd-Frank Act and of the so-called “Basel III” initiatives.

•

Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.

•

The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.

•	Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.

•	Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.

•	Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

•

Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.

•

Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this Report.

We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits. Acquisitions present us with risks in addition to those presented by the nature of the business acquired. These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.

Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.

As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. In addition, regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.

9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: March 3, 2011	By:	/s/ Richard J. Johnson
Richard J. Johnson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Chairman’s Letter to Shareholders	Furnished herewith.